UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


       Date of Report (Date of earliest event reported): October 30, 1998


                   RAL Yield + Equities IV Limited Partnership
                  (Exact name of registrant as specified in its
                                    charter)


   Wisconsin                      0-16890                       39-1558614
(State or other               (Commission File                 (IRS Employer
jurisdiction of                    Number)                  Identification No.)
incorporation)


             20875 Crossroads Circle, Suite 800, Waukesha, Wisconsin
                 53186 (Address of principal executive offices,
                               including zip code)


                                 (414) 798-0900
                         (Registrant's telephone number)



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Item 2.  Acquisition or Disposition of Assets.

        Pursuant to an Asset Purchase Agreement (the "Purchase Agreement") dated February 17, 1998, as amended as of June 26, 1998 and as of October 29, 1998, between RAL Yield + Equities IV Limited Partnership ("RAL IV"), a Wisconsin limited partnership, and Great Lakes Investors LLC ("Great Lakes"), a Wisconsin limited liability company, RAL IV sold substantially all of its business and assets, consisting principally of its real estate holdings, to Great Lakes and its affiliate, Great Lakes Investors III LLC ("Great Lakes III"), a Wisconsin limited liability company. The closing of the sale to Great Lakes of RAL IV's multi-family residential real estate occurred on October 30, 1998, and the sale to Great Lakes III of RAL IV's commercial real estate occurred on November 3, 1998. Pursuant to these sales, RAL IV received an aggregate cash purchase price of $8,466,000, before adjustments required by the Purchase Agreement.

        The description in this Current Report of the terms and provisions of the Purchase Agreement is qualified in its entirety by reference to the text thereof, which is attached as an exhibit to this Current Report and incorporated by reference herein.

        Douglas C. Heston is a member of Great Lakes Investment Management LLC, a Wisconsin limited liability company that is the manager of Great Lakes, and a member of Great Lakes III. He is also a shareholder, director and officer of First Financial Realty Management, Inc. ("FFRM"). FFRM has provided property management and partnership administration services for RAL IV.

        Mr. Heston is also a shareholder, director and officer of First Financial Realty Advisors, Inc. ("FFRA"). In 1995, FFRA purchased from Robert A. Long, a General Partner of RAL IV, certain economic benefits which would otherwise accrue to Mr. Long, including the right to receive a portion of any distributions of cash flow and sales or refinancing proceeds from RAL IV to its General Partners.


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



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          RAL YIELD + EQUITIES IV LIMITED
                                            PARTNERSHIP



Date:  October 30, 1998                   By:   /s/Thomas R. Brophy
                                               ---------------------------------
                                                  Thomas R. Brophy
                                                  General Partner

                   RAL YIELD + EQUITIES IV LIMITED PARTNERSHIP

                            EXHIBIT INDEX TO FORM 8-K
                             Dated October 30, 1998


Exhibit
  No.              Description

    2 Asset Purchase Agreement, dated February 17, 1998, as amended as of June 26, 1998 and as of October 29, 1998, between RAL Yield + Equities IV Limited Partnership and Great Lakes Investors LLC.





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